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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 5, 2000


                          Commission file number 1-5270


                              SOFTNET SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



               Delaware                                 11-1817252
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    (State or other jurisdiction of                 (I.R.S. Employer
    incorporation or organization)                Identification Number)


                         650 TOWNSEND STREET, SUITE 225
                         SAN FRANCISCO, CALIFORNIA 94103
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                    (Address of principal executive offices)


                                 (415) 365-2500
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              (Registrant's telephone number, including area code)




                                       N/A
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          (Former name or former address, if changed since last report)





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Item 5.  Other Events

         On December 5, 2000 the Company announced that Garrett J. Girvan has been appointed chief executive officer. Dr. Lawrence B. Brilliant, who has served as SoftNet's CEO since April 1998, will step down due to health concerns. Brilliant will remain as the chairman of the board of directors for SoftNet. A copy of the press release concerning this appointment is attached hereto as
Exhibit 99.1.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


            (c) Exhibits. The following document is filed as an exhibit to this report:

                   1. Exhibit 99.1 - Press Release dated December 5, 2000.





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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SoftNet Systems, Inc.
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                                        (Registrant)

Date:  December 5, 2000         By: /s/ Garrett J. Girvan
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                                        GARRETT J. GIRVAN
                                        Chief Executive Officer




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                              SoftNet Systems, Inc.
                                  Exhibit Index
                                   to Form 8-K


             Exhibit No.             Description
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                99.1                 Press Release dated December 5, 2000.